UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

MORGAN BEAUMONT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

1-PH/2498045.9

MORGAN BEAUMONT, INC.

6015 31st Street East

Bradenton, FL 34203

October __, 2006

To Our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders (the "Meeting") of Morgan Beaumont, Inc. (the "Company") which will be held at 6015 31st Street East, Bradenton, Florida 34203 at 10 a.m., Eastern Standard Time, on October ___, 2006, and any adjournment or postponement thereof. On the following pages you will find the formal notice of the Meeting and the Proxy Statement.

All holders of record of the Company's common stock, par value $0.001 per share, at the close of business on September 29, 2006 will be entitled to notice of, and to vote at, the Meeting. To assure that you are represented at the Meeting, whether or not you plan to attend the Meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly. If you decide to attend the Meeting, you will be able to vote in person, even if you have previously submitted your proxy card.

Yours very truly,
MORGAN BEAUMONT, INC.

Dated: _________, 2006	By:	/s/ Jerry R. Welch
Jerry R. Welch
Chief Executive Officer

1-PH/2498045.9

MORGAN BEAUMONT, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER ___, 2006

To Our Stockholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders (the "Meeting"), and any adjournments or postponements thereof, of Morgan Beaumont, Inc. (the "Company"), will be held on October ___, 2006 at 10 a.m., Eastern Standard Time, at the principal executive offices of the Company, 6015 31st Street East, Bradenton, Florida 34203, for the following purposes:

1.	To amend the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock, par value $0.001, to 200,000,000 (Proposal One);

2.	To amend the Company's Articles of Incorporation to change the name of the Company from Morgan Beaumont, Inc. to "nFinanSe Inc." (Proposal Two);

3.	To amend the Company's Articles of Incorporation to create twenty five million shares of "Blank Check" preferred stock, par value $0.001 (Proposal Three);

4.

To amend the Company's Articles of Incorporation to effect a reverse stock split, pursuant to which any whole number of outstanding shares of the Company's common stock, par value $0.001, between and including 15 and 30 would be combined into one share of such stock, and to authorize the Company's Board of Directors to select and file one such amendment that would effect the reverse stock split within such range (Proposal Four);

5.	To amend the Company's Bylaws to change the Company's fiscal year end from September 30th of each year to December 31st of each year (Proposal Five); and

6.	To transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.

Stockholders of record at the close of business on September 29, 2006 are entitled to notice of and to vote at the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

By order of the Board of Directors,

/s/ Raymond P. Springer
__________, 2006	Raymond P. Springer
Secretary

1-PH/2498045.9

MORGAN BEAUMONT, INC.

6015 31st STREET EAST

BRADENTON, FLORIDA 34203

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER ___, 2006

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed Proxy Card are being furnished to the holders of common stock, par value $0.001 per share ("Common Stock"), of Morgan Beaumont, Inc., a Nevada corporation (which is sometimes referred to in this Proxy Statement as the "Company," "we," or "us"), in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting of Stockholders (the "Meeting"), to be held on October ___, 2006, at 10 a.m., Eastern Standard Time, at the principal executive offices of the Company, 6015 31st Street East, Bradenton, Florida 34203, and any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are being sent to stockholders on or about ___________, 2006.

At the Meeting, stockholders will be asked:

1.	To amend the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock, par value $0.001, to 200,000,000 (Proposal One);

2.	To amend the Company's Articles of Incorporation to change the name of the Company from Morgan Beaumont, Inc. to "nFinanSe Inc." (Proposal Two);

3.	To amend the Company's Articles of Incorporation to create twenty five million shares of "Blank Check" preferred stock, par value $0.001 (Proposal Three);

4.

To amend the Company's Articles of Incorporation to effect a reverse stock split, pursuant to which any whole number of outstanding shares of the Company's common stock, par value $0.001, between and including 15 and 30 would be combined into one share of such stock, and to authorize the Company's Board of Directors to select and file one such amendment that would effect the reverse stock split within such range (Proposal Four);

5.	To amend the Company's Bylaws to change the Company's fiscal year end from September 30th of each year to December 31st of each year (Proposal Five); and

6.	To transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 29, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxies which are not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR each of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five.

1-PH/2498045.9

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote such shares in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

Only stockholders as of the close of business on September 29, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 77,605,528 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding the beneficial ownership of Common Stock by our directors, executive officers and stockholders known to us to own 5% or more of Common Stock.

REQUIRED VOTES

Each share of the Common Stock entitles the holder to one vote on each matter presented for stockholder action. Under applicable Nevada law, the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock is required for approval of the (i) amendment to the Company's Articles of Incorporation to increase the authorized shares of common stock, par value $0.001, to 200,000,000 (Proposal One); (ii) amendment to the Company's Articles of Incorporation to change the name of the Company from Morgan Beaumont, Inc. to "nFinanSe Inc." (Proposal Two); (iii) amendment to the Company's Articles of Incorporation to create twenty five million shares of "Blank Check" preferred stock, par value $0.001 (Proposal Three); and (iv) amendment to the Company's Articles of Incorporation to effect a reverse stock split, pursuant to which any whole number of outstanding shares of the Company's common stock, par value $0.001, between and including 15 and 30 would be combined into one share of such stock, and authorization of the Company's Board of Directors to select and file one such amendment that would effect the reverse stock split within such range (Proposal Four). Under applicable Nevada law, the affirmative vote of a majority of the votes cast at the Meeting is required to approve the amendment to the Company's Bylaws to change the Company's fiscal year end from September 30th of each year to December 31st of each year (Proposal Five). The presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered present for purposes of determining whether a quorum has been constituted.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

Since the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock is required for the approval of Proposals One, Two, Three and Four, abstentions and "broker non-votes" will have the same effect as a negative vote on the outcome of the voting for Proposals One, Two, Three and Four. Since the affirmative vote of a majority of the votes cast at the Meeting is necessary for the approval of Proposal Five, an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the voting for Proposal Five.

VOTING OF PROXIES

The proxy accompanying this Proxy Statement is solicited on behalf of our Board of Directors for use at the Meeting. You are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the proposals recommended by our Board of Directors as indicated herein. The Board of Directors does not presently intend to bring any business before the Meeting other than the specific proposals referred to in this Proxy Statement and specified in the Notice of the Meeting. So far as is known to the Board of Directors, no other matters are to be brought before the Meeting. As to any business that may properly

1-PH/2498045.9

come before the Meeting, however, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

REVOCABILITY OF PROXIES

You may revoke a proxy at any time before it is voted by filing with our Secretary a duly executed revocation of proxy, by submitting a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself constitute revocation of a proxy.

SOLICITATION OF PROXIES AND EXPENSES

We will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to our stockholders. We may engage the services of a proxy solicitation firm in the event we deem it necessary to obtain assistance in the distribution of and solicitation of proxies. We will furnish copies of the solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Our directors, officers, or other regular employees and employees or agents of any proxy soliciting firm that we hire may supplement by telephone, facsimile, letter or personal solicitation original solicitation of proxies by mail. We will not pay any additional compensation to directors, officers or other regular employees for such services.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

1-PH/2498045.9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date the number of shares and percentage of Common Stock owned by each of executive officers, each of our directors, our executive officers and directors as a group and each person known to us to beneficially own five percent or more of Common Stock. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each person named in the table below is c/o Morgan Beaumont, Inc., 6015 31st Street East, Bradenton, Florida 34203.

Name and Address	Amount and nature of beneficial ownership (1)	Percentage (2)

Jerry R. Welch	100,000	* %
Chief Executive Officer and Director

Raymond P. Springer	--	--
Chief Financial Officer

Erik Jensen (3)	1,998,757	2.5%
President

Daniel Davis (4)	400,000	* %
Chief Technology Officer

Clifford Wildes (5)	8,253,289	10.1%
Chairman of the Board

Benjamin J. Bond (6)	200,000	* %
Director

Joseph Hudgins (7)	100,000	* %
Director

Mark Brewer (8)	200,000	* %
Director

Virgil "Brother" Sandifer, Jr. (9)	200,000	* %
Director

All directors and executive officers as a group (nine persons) (10)	11,452,046	13.6%

Gryphon Master Fund LP (11)	5,250,000	6.8%
100 Crescent Ct., Suite 490
Dallas, TX 75201

GSSF Master Fund LP (12)	8,325,000	9.9%
100 Crescent Ct., Suite 490
Dallas, TX 75201

London Family Trust (13)	7,901,161	9.9%
212 Aurora Dr.
Montecito, CA 93108

Northwood Capital Partners, LP (14)	8,319,494	9.9%
676 Church Road

1-PH/2498045.9

Villanova, PA 19085

Porter Partners, LP (15)	8,447,827	9.9%
300 Drakes Landing Road, Suite 175
Greenbrae, CA 94904

Ponte Vedra Partners (16)	4,719,500	5.8%
5 Grandview Avenue
Boothday Harbor, ME 04538

Ballyshannon Partners, LP (17)	8,476,494	9.9%
950 West Valley Rd., Suite 2900
Wayne, PA 19087

* Less than 1%.

(1)

As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, or direct the voting of, such security or investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of September 29, 2006.

(2)	Percentage is based on 77,605,528 shares of Common Stock outstanding as of September 29, 2006.

(3)	Includes 1,225,000 shares of Common Stock underlying options that are exercisable within 60 days of September 29, 2006.

(4)	Includes 400,000 shares of Common Stock underlying options that are exercisable within 60 days of September 29, 2006.

(5)

Includes 4,162,500 shares of Common Stock underlying options that are exercisable within 60 days of September 29, 2006. Includes 96,800 shares of Common Stock held by Mr. Wildes wife, Mrs. Carole Wildes. Mr. Wildes disclaims beneficial ownership of the securities held by Mrs. Wildes except for his pecuniary interest therein.

(6)	Includes 200,000 shares of Common Stock underlying options that are exercisable within 60 days of September 29, 2006.

(7)	Includes 100,000 shares of Common Stock underlying options that are exercisable within 60 days of September 29, 2006.

(8)	Includes 200,000 shares of Common Stock underlying options that are exercisable within 60 days of September 29, 2006.

(9)	Includes 200,000 shares of Common Stock underlying options that are exercisable within 60 days of September 29, 2006.

(10)	Includes 6,487,500 shares of Common Stock underlying options that are exercisable within 60 days of September 29, 2006.

(11)

Includes 5,250,000 shares of Common Stock held by Gryphon Master Fund LP. [________] has voting and dispositive power over the securities held by Gryphon Master Fund LP. [___________] disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

1-PH/2498045.9

(12)

Includes 2,625,000 shares of Common Stock held by GSSF Master Fund LP. Includes 5,700,000 shares of Common Stock underlying a Senior Secured Convertible Promissory Note held by GSSF Master Fund LP, convertible into 7,000,000 shares of Common Stock at $0.05 a share, subject to certain restrictive provisions, at any time following stockholder approval of Proposal One of this Proxy Statement. [________] has voting and dispositive power over the securities held by GSSF Master Fund LP. Mr. Stobaugh disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(13)

Includes 3,150,000 shares of Common Stock held by the London Family Trust and 3,345,000 shares of Common Stock held by the Robert S. London TTEE Family Trust. Includes the 1,406,161 shares of Common Stock underlying a Senior Secured Convertible Promissory Note held by the London Family Trust, convertible into a total of shares of 31,345,000 Common Stock at $0.05 a share, subject to certain restrictive provisions, at any time following stockholder approval of Proposal One of this Proxy Statement. Robert S. London has voting and dispositive power over the securities held by the London Family Trust and the Robert S. London TTEE Family Trust. Mr. London disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(14)

Includes 787,500 shares of Common Stock held by Cabernet Partners, LP, 367,500 shares of Common Stock held by Chardonnay Partners LP and 1,575,000 shares of Common Stock held by Northwood Capital Partners, LP. Includes 4,131,161 shares of Common Stock underlying a Senior Secured Convertible Promissory Note held by Northwood Capital Partners, LP, convertible into 10,000,000 shares of Common Stock at $0.05 a share, subject to certain restrictive provisions, at any time following stockholder approval of Proposal One of this Proxy Statement. Robert Berlacher has voting and dispositive power over the securities held by Cabernet Partners, LP, Chardonnay Partners LP and Northwood Capital Partners, LP. Mr. Berlacher disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(15)

Includes 262,500 shares of Common Stock held by EDJ Limited, 262,500 shares of Common Stock held by Jeffrey Porter and 1,050,000 shares of Common Stock held by Porter Partners, LP. Includes 1,374,800 shares of Common Stock underlying a Senior Secured Convertible Promissory Note held by EDJ Limited, which is convertible into 1,400,000 shares of Common Stock at $0.05 a share, subject to certain restrictive provisions, at any time following stockholder approval of Proposal One of this Proxy Statement. Includes 5,499,200 shares of Common Stock underlying a Senior Secured Convertible Promissory Note held by Porter Partners, LP, which is convertible into 5,600,000 shares of Common Stock at $0.05 a share, subject to certain restrictive provisions, at any time following stockholder approval of Proposal One of this Proxy Statement. Jeffrey Porter has voting and dispositive power over the securities held by EDJ Limited and Porter Partners, LP. Mr. Porter disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

(16)

Includes 158,750 shares of Common Stock held by Massaniso & Company, Inc., 222,000 shares of Common Stock held by Peter A. Massaniso, 63,125 shares of Common Stock held by Ponte Vedra Partners Limited and 138,750 shares of Common Stock held by Pinnacle Asset Management. Includes 4,000,000 shares of Common Stock underlying a Senior Secured Convertible Promissory Note held by Ponte Vedra Partners, Limited which is convertible into Common Stock at $0.05 a share at any time following stockholder approval of Proposal One of this Proxy Statement. Peter Massaniso has voting and dispositive power over the securities held by Massaniso & Company, Inc., Pinnacle Asset Management and Ponte Vedra Partners Limited. Mr. Massaniso disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

1-PH/2498045.9

(17)

Includes 1,312,500 shares of Common Stock held by Insignia Partners LP. Includes 4,646,497 shares of Common Stock underlying a Senior Secured Convertible Promissory Note held by Ballyshannon Partners, LP, which is convertible into 10,400,000 shares of Common Stock at $0.05 a share, subject to certain restrictive provisions, at any time following stockholder approval of Proposal One of this Proxy Statement. Includes 1,161,625 shares of Common Stock underlying a Senior Secured Convertible Promissory Note held by Ballyshannon Family Partnership, LP, which is convertible into 2,600,000 shares of Common Stock at $0.05 a share, subject to certain restrictive provisions, at any time following stockholder approval of Proposal One of this Proxy Statement. Includes 2,814,705 shares of Common Stock underlying a Senior Secured Convertible Promissory Note held by Argosy Capital Group II, LP, which is convertible into 6,300,000 shares of Common Stock at $0.05 a share, subject to certain restrictive provisions, at any time following stockholder approval of Proposal One of this Proxy Statement. Robert Berlacher has voting and dispositive power over the securities held by Insignia Partners LP; however, all beneficial ownership in the securities held by Insignia Partners LP is vested in Bruce Terker. Bruce Terker has voting and dispositive power over the securities held by Ballyshannon Partners, LP, Ballyshannon Family Partnership, LP and Argosy Capital Group II, LP. Mr. Terker disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein.

1-PH/2498045.9

PROPOSAL ONE

AMENDMENT TO ARTICLES OF INCORPORATION TO

INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.001,

TO 200,000,000 SHARES

GENERAL

The Board of Directors has approved and is recommending to stockholders a proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to 200,000,000 shares. The Board of Directors has determined that this amendment is advisable and should be adopted by the stockholders.

PURPOSES AND EFFECTS OF THE PROPOSAL

The proposed increase in authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares of Common Stock is available for general corporate needs and to provide the Board of Directors with the necessary flexibility to issue Common Stock in connection with acquisitions, merger transactions or financings without the expense and delay incidental to obtaining stockholder approval of an amendment to the Articles of Incorporation at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which our securities may then be listed. The additional authorized shares of Common Stock may be used for such purposes as financing of an acquisition or business combination, stock splits and stock dividends, and employee, executive and director benefits plans. Such shares would, however, be available for issuance without further action by the stockholders, unless required by applicable law.

Importantly, because the Company has historically operated at a loss and its cash flows have been insufficient to support its working capital requirements, the additional authorized shares of Common Stock will allow the Company to conduct private placements of equity to finance its operations. As part of the Company's ongoing efforts to fund its options, On September 29, 2006, the Company entered into separate Securities Exchange Agreements with ten accredited investors (the "Securities Exchange Agreements"), for the issuance and sale of $3,967,250 senior secured convertible notes (the "Amended Notes") in exchange for previously issued senior secured convertible notes in the amount of $3,967,250 and warrants to purchase 15,869,000 shares of Common Stock. Subject to approval by the stockholders of this Proposal One, the Amended Notes are convertible at any time into 79,345,000 shares of Common Stock. The Company's fulfillment of its obligations under the Amended Notes will require an issuance of shares of Common Stock greater than the number of shares that the Company is currently authorized to issue. Moreover, pursuant to the Securities Exchange Agreements, the Company agreed to reserve an amount of Common Stock issuable upon conversion of the Amended Notes that is greater than its current reserve of authorized but unissued shares of Common Stock. Similarly, the terms and conditions of the Securities Exchange Agreements provide for the possible sale and issuance of another $1,000,000 in senior secured convertible notes at the option of the Company, which would require the Company to reserve another 20,000,000 shares of Common Stock to provide for the conversion of such additional senior secured convertible notes, if issued. The Company's ability to reserve and issue shares of Common Stock upon the conversion of the Amended Notes, and the investors' ability to convert the Amended Notes into Common Stock, are dependant on stockholder approval of the increase in the number of authorized shares of Common Stock. If the stockholders vote to approve the increase in the number of authorized shares of Common Stock, the Company will immediately reserve an amount of the newly authorized shares of Common Stock needed to cover the Company's obligations in connection with the Securities Exchange Agreements.

When issued, any additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

Except as disclosed above, the Company does not presently have any definitive plans, arrangements or understandings with respect to the issuance of any of the remaining newly authorized shares of Common Stock; however, as stated above, the proposed increase in the Common Stock the Company is authorized to issue has been

1-PH/2498045.9

recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares of Common Stock is available for general corporate needs and to provide the Board of Directors with the necessary flexibility to issue Common Stock in connection with private placements of equity securities, acquisitions, merger transactions or financings without the expense and delay incidental to obtaining stockholder approval of an amendment to the Articles of Incorporation at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which our securities may then be listed. As stated above, such shares would be available for issuance without further action by the stockholders, unless required by applicable law.

Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board of Directors in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The increase in the authorized shares of Common Stock has not, however, been proposed for an anti-takeover-related purpose and we have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our Common Stock. This Proposal One is not part of any plan by the Company to adopt a series of amendments to its Articles of Incorporation or Bylaws so as to render the takeover of the Company more difficult. Moreover, we are not submitting this Proposal One to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

The issuance of additional shares of Common Stock may furthermore, depending upon the circumstances under which such shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock by existing stockholders. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

Subject to stockholder approval of Proposal One, Article 3(i) of the Company's Articles of Incorporation would be amended to read as follows:

3. SHARES:	The number of shares the corporation is authorized to issue is:
(i)	200,000,000 shares of common stock with a par value of $0.001 per share.

If the proposed amendment to our Articles of Incorporation as outlined in Proposal One is approved by the stockholders, the Board of Directors will cause a Certificate of Amendment to our Articles of Incorporation reflecting the amendment(s) adopted to be filed with the Secretary of State of Nevada, and such Certificate of Amendment will be effective upon its filing. Such Certificate of Amendment shall be in the form attached hereto as Appendix A (the "Certificate of Amendment"). Please note that the Certificate of Amendment attached hereto as Appendix A assumes that all proposals in this Proxy Statement will be adopted by stockholders. If the stockholders do not adopt this proposal, the language in the Certificate of Amendment reflecting this proposal will not be included in the Certificate of Amendment when filed with the Secretary of State of Nevada.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.001, FROM TO 200,000,000. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

VOTE REQUIRED

Under applicable Nevada law, the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock is required for approval of the proposed amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's Common Stock to 200,000,000.

1-PH/2498045.9

PROPOSAL TWO

AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE

THE NAME OF THE COMPANY FROM

MORGAN BEAUMONT, INC. TO "NFINANSE INC."

GENERAL

The Board of Directors has unanimously approved, and recommended to the stockholders, an amendment to the Company's Articles of Incorporation to change the name of the Company from Morgan Beaumont, Inc. to "nFinanSe Inc." The Board of Directors has determined that this amendment is advisable and should be adopted by the stockholders.

PURPOSES AND EFFECTS OF THE PROPOSAL

The Board of Directors has determined that it is in the best interests of the Company to change its name to "nFinanSe Inc." The Board of Directors believe that the name "nFinanSe Inc." better identifies the Company with the financial services industry in which it operates and aligns its corporate name with other companies operating in the financial services industry.

The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's stockholders be required to surrender or exchange any stock certificates that they currently hold as a result of the name change. If the Company's name change is approved at the Meeting, the Company's new OTCBB trading symbol will be determined at the time the name change becomes effective.

Subject to stockholder approval of Proposal Two, Article 1 of the Company's Articles of Incorporation would be amended to read as follows:

1.	Name of Corporation: "nFinanSe Inc."

If the proposed amendment to our Articles of Incorporation as outlined in Proposal Two is approved by the stockholders, the Board of Directors will cause the Certificate of Amendment reflecting the adopted amendment to be filed with the Secretary of State of Nevada. The Certificate of Amendment will be effective upon its filing. If the stockholders do not adopt this proposal, the language in the Certificate of Amendment reflecting this proposal will not be included in the Certificate of Amendment when filed with the Secretary of State of Nevada.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM MORGAN BEAUMONT, INC. TO "NFINANSE INC."

VOTE REQUIRED

Under applicable Nevada law, the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock is required for approval of the proposed amendment to the Company's Articles of Incorporation to change the name of the Company from Morgan Beaumont, Inc. to "nFinanSe Inc."

1-PH/2498045.9

1-PH/2498045.9

PROPOSAL THREE

AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CREATE

TWENTY FIVE MILLION SHARES OF "BLANK CHECK" PREFERRED STOCK

GENERAL

The Board of Directors has approved and is recommending to stockholders a proposal to amend the Company's Articles of Incorporation to create twenty five million shares of "Blank Check" preferred stock, par value $0.001 ("Preferred Stock"). The Board of Directors has determined that this amendment is advisable and should be adopted by the stockholders.

PURPOSES AND EFFECTS OF THE PROPOSAL

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of Directors upon issuance. The authorization of such "blank check" Preferred Stock would permit the Board of Directors to authorize and issue Preferred Stock from time to time in one or more series. Subject to the provisions of the Company's Articles of Incorporation and the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by the stockholders. The Board of Directors would be required to make any determination to issue shares of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders.

This amendment to the Company's Articles of Incorporation would give the Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. This amendment would provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to Common Stock, as it will allow Preferred Stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose.

As disclosed above, the Company has historically operated at a loss and its cash flows have been insufficient to support its working capital requirements. In light of this fact, it is anticipated that likely a purpose for the issuance and/or sale of Preferred Stock may include issuances for cash as a means of obtaining capital for use by the Company as an alternative to high-yield debt offerings or bank loans. Other uses of Preferred Stock may include, without limitation, issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. The Company may also explore options related to exchanging Preferred Stock for currently outstanding Common Stock and outstanding debt.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. This creation of Preferred Stock has not, however, been proposed for an anti-takeover-related purpose and we have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock. This Proposal Three is not part of any plan by the Company to adopt a series of amendments to its

1-PH/2498045.9

Articles of Incorporation or Bylaws so as to render the takeover of the Company more difficult. Moreover, we are not submitting this Proposal Three to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

The issuance of additional shares of Common Stock upon any conversions of Preferred Stock may furthermore, depending upon the circumstances under which such shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock by existing stockholders. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of Preferred Stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

Subject to stockholder approval of Proposal Three, Article 3 of the Company's Articles of Incorporation would be amended to read as follows (assuming that Proposal 1 is also adopted):

3. SHARES:	The number of shares the corporation is authorized to issue is:
(i)	200,000,000 shares of common stock with a par value of $0.001 per share; and
(ii)

25,000,000 shares of preferred stock with a par value of $0.001 per share. The corporation may issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of the corporation's directors. The preferred shares may have special rights and preferences which may include special voting rights, special rights with respect to the payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the board of directors of the corporation may determine. These rights and preferences will be determined by the corporation's board of directors at the time of issue.

If the proposed amendment to our Articles of Incorporation as outlined in Proposal Three is approved by the stockholders, the Board of Directors will cause the Certificate of Amendment reflecting the adopted amendment to be filed with the Secretary of State of Nevada. The Certificate of Amendment will be effective upon its filing. If the stockholders do not adopt this proposal, the language in the Certificate of Amendment reflecting this proposal will not be included in the Certificate of Amendment when filed with the Secretary of State of Nevada.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CREATE TWENTY FIVE MILLION SHARES OF "BLANK CHECK" PREFERRED STOCK. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

VOTE REQUIRED

Under applicable Nevada law, the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock is required for approval of the proposed amendment to the Company's Articles of Incorporation to create twenty five million shares of "Blank Check" Preferred Stock.

1-PH/2498045.9

PROPOSAL FOUR

AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT, PURSUANT TO WHICH ANY WHOLE NUMBER OF OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK BETWEEN AND INCLUDING 15 AND 30 WOULD BE COMBINED INTO ONE SHARE OF SUCH STOCK, AND TO AUTHORIZE THE COMPANY'S BOARD OF DIRECTORS TO SELECT AND FILE ONE SUCH AMENDMENT WHICH WOULD EFFECT THE REVERSE STOCK SPLIT WITHIN SUCH RANGE

GENERAL

The Board of Directors has approved and is recommended to stockholders a proposal to amend the Company's Articles of Incorporation to effect a reverse stock split of all outstanding shares of Common Stock at an exchange ratio ranging from one-for-15 to one-for-30.

PURPOSES AND EFFECTS OF THE PROPOSAL

If the Board of Directors elects to affect a reverse stock split following stockholder approval, the number of issued and outstanding shares of Common Stock would be reduced in accordance with an exchange ratio determined by the Board of Directors within the limits set forth in this Proposal Four. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the outstanding Common Stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. Proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed reverse stock split. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the reverse stock split would continue to hold approximately 2% of the voting power of the outstanding shares of Common Stock immediately after the reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split. The par value of the Common Stock would remain unchanged at $0.001 per share. The amendment would not change the number of authorized shares of Common Stock, as may be increased by Proposal One of this Proxy Statement.

The Board of Directors believes that we should implement a reverse stock split in order to reduce the number of our issued and outstanding Common Stock. In addition, the Board of Directors believes that a reverse stock split may enhance the desirability and marketability of the Company's Common Stock to the financial community and the investing public.

If the stockholders approve the reverse stock split, the Board of Directors believes that the resulting reduction in the number of outstanding shares of our common stock may encourage greater interest in the Company's Common Stock by the investment community. The current market price of the Company's Common Stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of the Company's Common Stock. The Board of Directors believes that if the reverse stock split has the effect of increasing the trading price of the Company's Common Stock, the investment community may find our common stock to be more attractive, which could promote greater liquidity for our existing stockholders.

Although the Board of Directors expects that a reverse stock split of the Common Stock will increase the market price of the Common Stock, the Company cannot be certain whether the reverse stock split would increase the trading price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•

the trading price per share of Common Stock after the reverse stock split would rise in proportion to the reduction in the number of pre-split shares of Common Stock outstanding before the reverse stock split; and

•	the reverse stock split would result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

1-PH/2498045.9

The market price of the Common Stock would also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of the reverse stock split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

If the reverse stock split successfully increases the per share price of our Common Stock, the Board of Directors further believes such increase may facilitate future financings by the Company and enhance our ability to attract and retain employees and other service providers. It should be noted that the liquidity of the Company's Common Stock may be harmed by the proposed reverse split given the reduced number of shares that would be outstanding after the reverse stock split. The Board of Directors is hopeful, however, that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Company's Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act.

As stated above, although the proposed reverse stock split will not affect the rights of stockholders or any stockholder's proportionate equity interest in the Company, the number of authorized shares of Common Stock (as may be amended by Proposal One of this Proxy Statement) will not be reduced. This will increase significantly the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock.

The following table (which assumes that stockholders will adopt Proposal One to this Proxy Statement) contains approximate information relating to the Common Stock under each of the proposed amendments based on share information as of September 29, 2006 (in thousands):

	Pre Reverse Split	1-for-15	1-for-16	1-for-17	1-for-18	1-for-19	1-for-20	1-for-21	1-for-22
Outstanding	77,605,528	5,173,702	4,850,346	4,565,031	4,311,418	4,084,501	3,880,276	3,695,501	3,527,524
Reserved for future issuance pursuant to outstanding stock options	14,696,994	979,800	918,562	864,529	816,500	773,526	734,850	699,857	668,054
Reserved for future issuance pursuant to employee benefit plans	10,303,006	686,867	643,938	606,059	572,389	542,263	515,150	490,619	468,318

	Pre Reverse Split	1-for-23	1-for-24	1-for-25	1-for-26	1-for-27	1-for-28	1-for-29	1-for-30
Outstanding	77,605,528	3,374,153	3,233,564	3,104,221	2,984,828	2,874,279	2,771,626	2,676,053	2,586,851
Reserved for future issuance pursuant to outstanding stock options	14,696,994	639,000	612,375	587,880	565,269	544,333	524,893	506,793	489,900
Reserved for future issuance pursuant to employee benefit plans	10,303,006	447,957	429,292	412,120	396,269	381,593	367,965	355,276	343,434

NO FRACTIONAL SHARES

No scrip or fractional share certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of Common Stock not evenly divisible by the reverse-split ratio will be entitled, upon surrender of certificate(s) representing such shares,

1-PH/2498045.9

to a cash payment in lieu thereof. The cash payment will equal the product obtained by multiplying (a) the fraction to which the stockholder would otherwise be entitled by (b) the per share closing sales price of Common Stock on the trading day immediately preceding the effective date of the reverse stock split. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

OTHER EFFECTS OF THE PROPOSAL

The Company has various outstanding convertible notes, stock options and warrants. Under the terms of these notes, options and warrants, when the reverse split becomes effective, the number of shares covered by each of them will be decreased and the conversion or exercise price per share will be increased in accordance with the exchange ratio of the reverse split.

Upon receiving stockholder approval, the Board of Directors will have the sole discretion to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to effect a reverse stock split, and if so, the number of shares of Common Stock between and including 15 and 30 which will be combined into one share of Common Stock. The Board of Directors believes that stockholder approval of these amendments granting the Board of Directors this discretion, rather than approval of a specified exchange ratio, provides the Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders.

Subject to stockholder approval of Proposal Four, Article 3 of the Company's Articles of Incorporation would be amended to read as follows (assuming that Proposal One and Proposal Two are also adopted):

3. SHARES:	The number of shares the corporation is authorized to issue is:
(i)	200,000,000 shares of common stock with a par value of $0.001 per share; and
(ii)

25,000,000 shares of preferred stock with a par value of $0.001 per share. The corporation may issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of the corporation's directors. The preferred shares may have special rights and preferences which may include special voting rights, special rights with respect to the payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the board of directors of the corporation may determine. These rights and preferences will be determined by the corporation's board of directors at the time of issue.

Effective as of the date of this Certificate of Amendment, all outstanding shares of common stock of the corporation automatically shall undergo a [to be determined by the Board of Directors]-for-[to be determined by the Board of Directors] reverse stock split (the "Reverse Split") without the necessity of any further action on the part of the holders thereof or the corporation.

If the proposed amendment to our Articles of Incorporation as outlined in this Proposal Four is approved by the stockholders, the Board of Directors will cause the Certificate of Amendment reflecting the adopted amendment to be filed with the Secretary of State of Nevada. The Certificate of Amendment will be effective upon its filing. If the stockholders do not adopt this proposal, the language in the Certificate of Amendment reflecting this proposal will not be included in the Certificate of Amendment when filed with the Secretary of State of Nevada.

Please note that, if approved by the stockholders, and following such stockholder approval the Board of Directors determines that effecting a reverse stock split is in the best interests of the Company and its stockholders, the Certificate of Amendment as filed will contain the number of shares selected by the Board of Directors within the limits set forth in this Proposal Four to be combined into one share of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK

1-PH/2498045.9

SPLIT, PURSUANT TO WHICH ANY WHOLE NUMBER OF OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK BETWEEN AND INCLUDING 15 AND 30 WOULD BE COMBINED INTO ONE SHARE OF SUCH STOCK, AND TO AUTHORIZE THE COMPANY'S BOARD OF DIRECTORS TO SELECT AND FILE ONE SUCH AMENDMENT THAT WOULD EFFECT THE REVERSE STOCK SPLIT WITHIN SUCH RANGE. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

VOTE REQUIRED

Under applicable Nevada law, the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock is required for approval of the proposed amendment to the Company's Articles of Incorporation to effect a reverse stock split of all outstanding shares of Common Stock at an exchange ratio ranging from one-for-15 to one-for-30 to decrease the number of issued and outstanding shares of the Company's Common Stock.

1-PH/2498045.9

PROPOSAL FIVE

AMENDMENT TO THE COMPANY'S BY-LAWS TO CHANGE THE COMPANY'S

FISCAL YEAR END FROM SEPTEMBER 30TH OF EACH YEAR TO DECEMBER 31ST OF EACH YEAR

GENERAL

The Board of Directors has approved and is recommending to stockholders a proposal to amend the Company's Bylaws to change the Company's fiscal year end from September 30th of each year to December 31st of each year.

PURPOSES AND EFFECTS OF THE PROPOSAL

The Board of Directors believes that the amendment to the Company's Bylaws will align our fiscal year with our industry's natural business cycle and simplify the budgeting and accounting processes by conforming the Company's fiscal year to a calendar year. The Board of Directors believes changing our year end to December 31st will provide a clearer picture to our stockholders and the market of our results of operations and financial condition for any given year. The Board of Directors believes the change to a December 31st fiscal year will also allow our stockholders and the market to more clearly compare the results of our operations from one year to the next.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S BYLAWS TO CHANGE THE COMPANY'S FISCAL YEAR END FROM SEPTEMBER 30TH OF EACH YEAR TO DECEMBER 31ST OF EACH YEAR. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

VOTE REQUIRED

Under applicable Nevada law and the Bylaws of the Company, the affirmative vote of the majority of the votes cast at the Meeting is required for approval of the proposed amendment to the Company's Bylaws change the Company's fiscal year end from September 30th to December 31st of each year.

1-PH/2498045.9

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

STOCKHOLDER PROPOSALS

The Company has not yet determined when it will hold its annual meeting of stockholders for 2007. Any stockholder proposal intended to be presented at the 2007 annual meeting must be received at the Company's offices at 6015 31st Street East, Bradenton, Florida 34203, by February __, 2007 for consideration of inclusion in the proxy statement and form of proxy related to such annual meeting. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

BY ORDER OF THE BOARD OF DIRECTORS

__________, 2006	/s/ Raymond P. Springer
Raymond P. Springer
Secretary

1-PH/2498045.9

Appendix A

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

MORGAN BEAUMONT, INC.

The articles have been amended as follows:

1. NAME OF CORPORATION: "nFinanSe Inc."

3. SHARES: The number of shares the corporation is authorized to issue is:

(i)	200,000,000 shares of common stock with a par value of $0.001 per share; and
(ii)

25,000,000 shares of preferred stock with a par value of $0.001 per share. The corporation may issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of the corporation's directors. The preferred shares may have special rights and preferences which may include special voting rights, special rights with respect to the payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the board of directors of the corporation may determine. These rights and preferences will be determined by the corporation's board of directors at the time of issue.

Effective as of the date of this Certificate of Amendment, all outstanding shares of common stock of the corporation automatically shall undergo a [to be determined by the Board of Directors]-for-[to be determined by the Board of Directors] reverse stock split (the "Reverse Split") without the necessity of any further action on the part of the holders thereof or the corporation.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation as amended, to be signed by Jerry R. Welch, its Chief Executive Officer, this _____ day of ________, 2006.

MORGAN BEAUMONT, INC.

By:	/s/ Jerry R. Welch
Name:	Jerry R. Welch
Title:	Chief Executive Officer

1-PH/2498045.9

Front Side of Proxy

MORGAN BEAUMONT, INC. SPECIAL MEETING October __, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond P. Springer, with power to appoint his substitute, as proxy of the undersigned and authorizes him to represent and vote, as designated below, all the shares of Common Stock of Morgan Beaumont, Inc. that the undersigned would be entitled to vote if personally present, and to act for the undersigned at the special meeting to be held on October ___, 2006, or any adjournment or postponement thereof.

This proxy will be voted in the manner directed herein and in accordance with the accompanying Proxy Statement. Receipt of the Proxy Statement is hereby acknowledged. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5 which are being proposed by the Board of Directors of Morgan Beaumont, Inc.

The Board of Directors recommends that you vote FOR the approval of Proposals 1, 2, 3, 4 and 5. (TO BE SIGNED ON THE REVERSE SIDE)

1-PH/2498045.9

Back Side of Proxy

PLEASE MARK, DATE AND SIGN THIS PROXY

1.

To consider and vote upon a proposal to amend Morgan Beaumont, Inc.'s Articles of Incorporation to increase the authorized shares of Morgan Beaumont, Inc.'s common stock, par value $0.001, to 200,000,000.

	___ FOR	___ AGAINST	___ ABSTAIN

2.	To consider and vote upon a proposal to amend Morgan Beaumont, Inc.'s Articles of Incorporation to change the name of Morgan Beaumont, Inc. to "nFinanSe Inc."

	___ FOR	___ AGAINST	___ ABSTAIN

3.	To consider and vote upon a proposal to amend Morgan Beaumont, Inc.'s Articles of Incorporation to create twenty five million shares of "blank check" preferred stock, par value $0.001.

	___ FOR	___ AGAINST	___ ABSTAIN

4.

To amend the Company's Articles of Incorporation to effect a reverse stock split, pursuant to which any whole number of outstanding shares of the Company's common stock, par value $0.001, between and including 15 and 30 would be combined into one share of such stock, and to authorize the Company's Board of Directors to select and file one such amendment that would effect the reverse stock split within such range.

	___ FOR	___ AGAINST	___ ABSTAIN

5.	To consider and vote upon a proposal to amend Morgan Beaumont, Inc.'s Bylaws to change the Company's fiscal year end from September 30th of each year to December 31st of each year.

	___ FOR	___ AGAINST	___ ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. The signature must be that of the stockholder himself, herself or itself. If shares are held jointly, each stockholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign the full partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Dated:_______________, 2006	(IMPORTANT: Please insert date.)

INDIVIDUAL OR JOINT HOLDER:

Signature:___________________________

Print Name Here:___________________________

Signature (if jointly held):___________________________

Print Name Here (if jointly held):___________________________

CORPORATE OR PARTNERSHIP HOLDER:

Company Name:___________________________

Signature:	___________________________
Name:	___________________________
Title:	___________________________

- 22 -

1-PH/2498045.9